CONCENTRATIONS	12 Months Ended
Dec. 31, 2013
CONCENTRATIONS [Text Block]

19.     CONCENTRATIONS

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of trade accounts receivable. The Company extends credit to its customers in the normal course of business and generally does not require collateral. As a result, management performs ongoing credit evaluations, and the Company maintains an allowance for potential credit losses based upon its loss history and its aging analysis. As of December 31, 2013 and 2012, the allowance of doubtful accounts were approximately $60,699,000 and $29,518,000, respectively, which is the Company’s best estimate of the amount of probable credit losses in existing accounts receivable.

Management reviews the allowance for doubtful accounts each reporting period based on a detailed analysis of accounts receivable. In the analysis, management primarily considers the age of the customer’s receivable and also considers the creditworthiness of the customer, the economic conditions of the customer’s industry, and general economic conditions and trends, among other factors. If any of these factors change, the Company may also change its original estimates, which could impact the level of the Company’s future allowance for doubtful accounts. If judgments regarding the collectability of accounts receivables were incorrect, adjustments to the allowance may be required, which would reduce profitability.

For the years ended December 31, 2013, 2012 and 2011, no customer accounted for greater than 10% revenue.

At December 31, 2013, accounts receivables were due from 325 customers. Of these, no customer accounted for over 10% of the total accounts receivable. At December 31, 2012, accounts receivable were due from 346 customers and no customer accounted for over 10% of the total accounts receivable.